Exhibit 10.1

EXECUTION COPY
NINTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AND RELATED SECURITY DOCUMENTS

This NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND RELATED SECURITY DOCUMENTS (this “Amendment”), dated effective as of August 6, 2014 (“Amendment Date”), is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“ST”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:

A.           The Borrowers, the Parent, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as previously amended, as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”);

B.           The Parent has executed that certain Third Amended and Restated Parent Guaranty Agreement dated as of September 23, 2008 (as amended to the date hereof, the “Parent Guaranty”); and

C.           The Borrowers, the Parent, the Lenders and the Agent desire that the Credit Agreement and the related Security Documents be amended in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Credit Agreement is hereby amended and the parties hereto covenant and agree as follows:

1.           Recitals. The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2.           Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           Amendment to Schedule 7.3.  Schedule 7.3 is hereby deleted and the attached Schedule 7.3 is hereby inserted in place thereof and in substitution therefor.

(b)           Amendment to Schedule 8.6.1.  Schedule 8.6.1 is hereby deleted and the attached Schedule 8.6.1 is hereby inserted in place thereof and in substitution therefor.

(c)           Amendment to Definition.  Clause (d) in the definition of Real Estate Related Documents is hereby replaced in its entirety with the following: “(d) flood insurance in an amount, with endorsements and by an insurer acceptable to the Lenders and Agent in compliance with all Applicable Laws, if the Real Estate is within a flood plain, “

3.           Sale of Existing Collateral; Additional Collateral.

(a)          ST is preparing to dispose of certain real estate located at 1116 Polk Ave., Nashville, Tennessee, 37224 and 6850 Stateline Road, Olive Branch, Mississippi, 38654 (each, a “Transferred Property” and, together, the “Transferred Properties”).  Agent and Lenders hereby consent to and approve of the disposal of the Transferred Properties and the parties hereto acknowledge and agree that the disposal of either Transferred Property or both Transferred Properties will not constitute (i) an Event of Default or (ii) an Event of Default (as defined in the Mortgages applicable to the Transferred Properties (the “Applicable Mortgages”)) or otherwise permit the acceleration of the Indebtedness (as defined in the Applicable Mortgages) thereunder.

(b)          ST is negotiating the acquisition of certain real estate located in La Vergne, TN (the “TN Property”) which would be used by the Borrowers as a truck terminal.  It is ST’s intent for the TN Property to initially be acquired by Star Properties Exchange, LLC (“SPE”), a special purpose entity used to facilitate a like-kind exchange under the Code.  The Borrowers expect SPE to retain title to the TN Property but to assign one or more Borrowers certain rights in the TN Property, including rights to use the TN Property.  The Borrowers intend to subsequently acquire title to the TN Property from SPE.  Within 180 days following the closing of any such acquisition of TN Property by SPE, SPE shall convey title to a Borrower, and shall within ten (10) days of such conveyance Borrower shall deliver to Agent a Mortgage and the Real Estate Related Documents for such property, and upon Agent’s receipt and approval of such Mortgage and required Real Estate Related Documents, Schedule 7.3 shall be deemed automatically amended to include the TN Property and such TN Property shall thereafter be Eligible Real Estate as provided in the Credit Agreement.  Agent and the Lenders hereby consent to and approve of the acquisition of the TN Property by any Borrower, and agree that no Event of Default will result solely from such acquisition. Agent and the Lenders further consent to, approve of, and waive any notice required under Section 8.6.1(b) of the Credit Agreement with respect to the keeping of Collateral at the TN Property upon and after SPE’s acquisition of the TN Property.  For the avoidance of doubt, Agent and Lenders acknowledge and agree that the use of the TN Property by any Borrower prior to acquiring title to such Property does not constitute a violation of the Credit Agreement.

4.           Effectiveness; Conditions Precedent.  The amendments herein provided shall be effective as of the date set forth above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           The Agent shall have received each of the following documents or instruments in form and substance acceptable to the Agent:

(i)           one or more counterparts of this Amendment, duly executed by each of the Borrowers, the Parent and the Required Lenders; and

(ii)           such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably request.

5.           Acknowledgment of the Obligors. The Borrowers and Parent, as Obligors, hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counterclaim with respect to the payment of any sum owed to the Lenders or the Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) the Lenders and the Agent have performed all obligations and duties owed to the Obligors through the date of this Amendment.

6.           Consent and Reaffirmation of Parent Guaranty. Parent hereby consents, acknowledges and agrees to the amendments and consent set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty to which Parent is a party (including without limitation the continuation of Parent’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

7.           Representations and Warranties of the Obligors. The Borrowers and Parent, as Obligors, represent and warrant to the Lenders and the Agent that:

(a)       Compliance with Loan Agreement. On the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(b)       Representations and Warranties. On the date hereof, and after giving effect to this Amendment, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);

(c)       Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (a) require any consent or approval of the holders of Equity Interests of the Obligors, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law, Material Contract or Material License; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and

(d)       Enforceability. This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

8.           Effect on Credit Agreement. Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment. All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.

9.           Fees and Expenses. The Company hereby agrees to pay upon demand all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including, without limitation, the fees and disbursements of counsel to the Agent.

10.           Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

11.           Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

12.           Successors. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.

13.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

14.           Consent to Forum; Arbitration. EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.

15.           Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.

16.           Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

17.           Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: COVENANT TRANSPORT, INC.
By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Senior Vice President and Chief Financial Officer

CTG LEASING COMPANY SOUTHERN REFRIGERATED TRANSPORT, INC. STAR TRANSPORTATION, INC.
By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Treasurer

COVENANT ASSET MANAGEMENT, INC.
By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Assistant Treasurer

COVENANT TRANSPORT SOLUTIONS, INC.
By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President and Assistant Treasurer

PARENT: COVENANT TRANSPORTATION GROUP, INC.
By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Senior Vice President and Chief Financial Officer

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and Lender
By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Vice President

SCHEDULE 7.3
to
Third Amended and Restated Credit Agreement

ELIGIBLE REAL ESTATE

Location	Address and Zip Code	Owning Entity
Texarkana, Arkansas	8055 Hwy 67 N, 71854	Southern Refrigerated Transport, Inc.
Hutchins, Texas	1096 1-45 South, 75141	Covenant Transport, Inc.
Pomona, California	1300 E. Franklin, 91766	Covenant Transport, Inc.
Allentown, Pennsylvania	4815 Crackersport Rd., 18104	Covenant Transport, Inc.

SCHEDULE 8.6.1
to
Third Amended and Restated Credit Agreement

COLLATERAL LOCATIONS

As of the Amendment Date, each Borrower has the following business locations, and no others:

Borrower: Covenant Transport, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations:
740 Johnson Rd. Charlotte, North Carolina 28206	Leased
3049 Chief Lane, Indianapolis, Indiana 46225	Leased
1096 1-45 South, Hutchins, Texas 75141	Owned
400 Inglewood Dr, El Paso, Texas 79927	Leased
4450 Poth Road, Columbus, Ohio 43213	Leased
815 E Roth Rd, French Camp, California 95231	Leased
14714 Valley Blvd, Fontana, California 92335	Leased
1300 E. Franklin, Pomona, California 91766	Owned
4815 Crackersport Rd., Allentown, Pennsylvania 18104	Owned

Borrower: Southern Refrigerated Transport, Inc.
Chief Executive Office: 8055 Highway 67 North, Texarkana, AR 71854
Other Locations: None

Borrower: Star Transportation, Inc.
Chief Executive Office: 1116 Polk Avenue, Nashville, TN 37224
Other Locations:
14506 El Camino Lane, Knoxville, Tennessee 37917	Leased
6142 and 6200 Soutel Dr, Jacksonville, Florida 32219	Leased
10690 Cosmonaut Blvd, Orlando, Florida 32824	Leased
4517 Methodist Home Rd, Jackson, Mississippi 39213	Leased
1500 Cedar Grove Rd, Atlanta, Georgia 30288	Leased
6850 Stateline Rd, Olive Branch, Mississippi 38654	Owned

Borrower: Covenant Transport Solutions, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Borrower: Covenant Asset Management, Inc.
Chief Executive Office: 2215-B Renaissance Drive, Las Vegas, NV 89119
Other Locations: None

Borrower: CTG Leasing Company
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

2.	In the five years preceding the Amendment Date, no Borrower has had any office or place of business located in any county other than as set forth above, except:

Covenant Asset Management, Inc. - 639 Isbell Road, Suite 390, Reno, NV 89509

3.	As of the Amendment Date, Parent and each Subsidiary has the following business locations, and no others:

Parent: Covenant Transportation Group, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: Covenant Transport, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations:
740 Johnson Rd. Charlotte, North Carolina 28206	Leased
3049 Chief Lane, Indianapolis, Indiana 46225	Leased
1096 I-45 South, Hutchins, Texas 75141	Owned
400 Inglewood Dr, El Paso, Texas 79927	Leased
4450 Poth Road, Columbus, Ohio 43213	Leased
815 E Roth Rd, French Camp, California 95231	Leased
14714 Valley Blvd, Fontana, California 92335	Leased
1300 E. Franklin, Pomona, California 91766	Owned
4815 Crackersport Rd., Allentown, Pennsylvania 18104	Owned

Subsidiary: Southern Refrigerated Transport, Inc.
Chief Executive Office: 8055 Highway 67 North, Texarkana, AR 71854
Other Locations: None

Subsidiary: Star Transportation, Inc.
Chief Executive Office: 1116 Polk Avenue, Nashville, TN 37224
Other Locations:
14506 El Camino Lane, Knoxville, Tennessee 37917	Leased
6142 and 6200 Soutel Dr, Jacksonville, Florida 32219	Leased
10690 Cosmonaut Blvd, Orlando, Florida 32824	Leased
4517 Methodist Home Rd, Jackson, Mississippi 39213	Leased
1500 Cedar Grove Rd, Atlanta, Georgia 30288	Leased
6850 Stateline Rd, Olive Branch, Mississippi 38654	Owned

Subsidiary: Covenant Transport Solutions, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: Covenant Asset Management, Inc.
Chief Executive Office: 2215-B Renaissance Drive, Las Vegas, NV 89119
Other Locations: None

Subsidiary: CTG Leasing Company
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: CVTI Receivables Corp.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: Volunteer Insurance Limited
Chief Executive Office: Mutual Risk Management (Cayman) Ltd, P. O. Box 1363GT, Grand Cayman, Cayman Islands
Other Locations: None

4.	In the five years preceding the Amendment Date, neither Parent nor Subsidiary has had an office or place of business located in any county other than as set forth above, except:

Not applicable

5.	As of the Amendment Date, the following bailees, warehouseman, similar parties and consignees hold inventory or equipment of each Obligor or a Subsidiary:

Name and Address of Party	Nature of Relationship	Amount of Inventory/Equipment	Owner of Inventory/Equipment
None

Notwithstanding anything in this Schedule 8.6.1 to the contrary, the following locations shall not, from and after the time such locations cease to be owned by a Borrower, be treated as being set forth in this Schedule 8.6.1 for purposes of Section 8.6.1:

1116 Polk Avenue, Nashville, TN 37224
6850 Stateline Rd, Olive Branch, Mississippi 38654

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